SPINNAKER ETF SERIES

Langar Global HeathTech ETF

(the “Fund”)

Supplement dated July 24, 2026

to the Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be retained and read in conjunction with the Prospectus and SAI for the Funds.

At a meeting held on June 11, 2026, the Board of Trustees of the Trust approved a change in the listing exchange of the Fund. Effective at market open on or about July 27, 2026, the Fund will transfer the primary listing for its shares (“Shares”) to the Cboe BZX Exchange, Inc. (“Cboe BZX Exchange”) and such Shares will no longer be listed or traded on the NYSE Arca, Inc. (“NYSE Arca”).

Effective on or about July 27, 2026, all references in the Fund’s Prospectus and SAI identifying the listing exchange for the Shares as NYSE Arca will be replaced with CBOE BZX Exchange. This change has no effect on the Fund’s investment objective or strategy, and the Fund’s ticker symbol will remain the same.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference